SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ] Definitive Information Statement

Micro Imaging Technology, Inc.
(Name of Registrant as Specified in Its Charter)

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Micro Imaging Technology, Inc.
970 Calle Amanecer, Suite F
San Clemente, California 92673

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY
STOCKHOLDERS

To the Stockholders of Micro Imaging Technology, Inc:

     We are furnishing this information statement to advise you that a majority of the shareholders of Micro Imaging Technology, Inc. (the “Company”) has approved an amendment to the Company’s Articles of Incorporation which increases the total number of authorized shares of common stock from 100,000,000 to 500,000,000.

     This amendment was effected by authority of the Board of Directors of the Company and the written consent of the holders of a majority of the Company's Common Stock.

     Pursuant to the affirmative vote of the holders of a majority of the Company's issued and outstanding Common Stock, the Company's Articles of Incorporation will be amended to reflect a change in the number of shares of authorized common stock (the "Amendment").

     The Amendment was approved unanimously by our Board of Directors. On October 14, 2008, holders of a majority of the shares of our Common Stock acted by written consent to approve the Amendment.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS ACTION.

     No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

     The amendment to our Articles of Incorporation will not be effective until a Certificate of Amendment is filed with the California Secretary of State.

By Order of the Board of Directors,

/S/ MICHAEL BRENNAN
Michael Brennan,
President
San Clemente, California
Dated: October 15, 2008

Micro Imaging Technology, Inc.
970 Calle Amanecer, Suite F
San Clemente, California 92673

INFORMATION STATEMENT

     The Board of Directors of Micro Imaging Technology, Inc, is furnishing this Information Statement to provide notice of a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock on October 2, 2008 and October 14, 2008, in accordance with the relevant sections of the California Corporations Code.

     This Information Statement is being mailed on or about October 20, 2008 to stockholders of record on October 2, 2008. The Information Statement is being delivered only to inform you of the corporate action described herein, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

RECORD DATE AND VOTING RIGHTS

     As of the close of business on October 2, 2008, the record date for determining stockholders entitled to notice, we had issued and outstanding (i) 40,410,253 shares of common stock, $0.01 par value per share, and (ii) 2,600,000 shares of redeemable convertible preferred stock, $0.01 par value per share. Each share of common stock and redeemable convertible preferred stock is entitled to one vote in connection with the Amendment. However, on October 14, 2008, the holders of a majority of our voting stock signed a written consent approving the Amendment. As a result, the Amendment has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We are not seeking written consent from any stockholders other than set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of the record date on October 2, 2008, by each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock, each director and all directors and executive officers as a group. Except as otherwise indicated by footnote, each of the named individuals has sole voting and investment power with respect to the shares of common stock beneficially owned.

MICRO IMAGING TECHNOLOGY, INC.
PRINCIPAL SHAREHOLDERS TABLE
10/2/2008
			Convertible		% of
	Common		Preferred		Voting
	Stock	% of	Stock	% of	Power
Name	(1)	Class	(2)	Class	(3)
Brenda L. Bladow
7099 Heron Circle
Carlsbad, CA 92011	3,760,000	9.3%	-	-	8.7%

Michael W. Brennan	4,548,600	11.3%	-	-	10.6%

Ralph W. Emerson	213,333	*	-	-	*

Anthony M. Frank
320 Meadowood Court
Pleasant Hill, CA 94523	17,259,703	42.7%	-	-	40.1%

Victor A. Hollander	2,579,247	6.4%	-	-	6.0%

Estate of Harry M. O'Hare, Sr. (4)
2035 Huntington Dr. #1
S. Pasadena, CA 91030	86,483	*	931,629	35.8%	2.4%

Catherine Patterson	50,112	*	2,906	*	*

All officers and directors
as a group (4 persons)	7,391,292	18.4%	2,906	*	12.5%

*	Less than 1%

**	Includes address of five percent or more shareholders of any class.

(1) Includes 83,983 shares of common stock issued upon conversion of Class B common stock held by founder, Harry M. O’Hare, who passed away in November 2006. Pursuant to the restrictions imposed on the Class B common stock by the California Corporation Commission prior to the Company’s initial public offering in 1987, upon the death of Mr. O’Hare, the Class B common stock automatically converts into share of common stock on a share-for-share basis.

(2) The Convertible Preferred Stock was convertible into common stock only if specified earnings or market prices of the common stock were achieved prior to October 31, 1990. The specified earnings and market prices were not achieved and as of January 31, 1991, we were required to redeem these shares at $0.01 per share as of the fiscal year ended October 31, 1999. See Part II - Item 5 - “Market for Registrant’s Common Equity and Related Stockholder Matters.”

(3)	Reflects the voting rights of the common stock and Convertible Preferred Stock, each of which carries one vote per share.

(4) Mr. O’Hare, the Company’s founder, passed away on or about November 13, 2006.

VOTE REQUIRED

     Our Bylaws provide that the affirmative vote of a majority of the shares of common stock is required to authorize an amendment to the Articles of Incorporation to effect an increase in the total number of authorized shares of the Company’s common stock from 100,000,000 to 500,000,000. Therefore, a total of 20,245,500 shares, representing approximately 50.1% of our outstanding shares of common stock, must be voted in favor of the Amendment in order for approval to be granted.

AMENDMENT TO ARTICLES OF INCORPORATION

     On October 2, 2008, our Board of Directors approved, subject to receiving the approval of the stockholders of our common stock, the amendment to our Articles of Incorporation to effect the an increase in the total number of authorized shares of the Company’s common stock from 100,000,000 to 500,000,000. We have obtained stockholder approval for the amendment by the affirmative vote of stockholders owning 24,387,550 shares, representing 56.7% of our outstanding shares of common stock on the record date of October 2, 2008. The proposed increase will not become effective until the Article of Amendment to the Articles of Incorporation of Micro Imaging Technology, Inc., in the form of Exhibit A, is filed with the California Secretary of State. We expect to make the appropriate filing as soon as practicable after the meeting, a period of not less than one day after a definitive Information Statement is first mailed to stockholders of our common stock.

DISSENTERS’ RIGHTS

     Under California Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal in connection with the proposed amendment.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

(i)	Any director or officer since the beginning of our last fiscal year;
(ii)	Any proposed nominee for election as a director; or
(iii)	Any associate or affiliate of any of the foregoing persons.

     The stockholdings of our directors and officers are listed above in the section entitled “Principal Stockholders and Security Ownership of Management.” No director has advised that he intends to oppose the Amendment to the Articles of Incorporation, as more particularly described in this Information Statement.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance with the Securities Exchange Act of 1934, file reports, proxy statements and other information, including annual reports on Form 10-K and quarterly reports on Form 10-Q, with the Securities and Exchange Commission. Reports and other information that we file can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The public may obtain information on the operation of the Public Reference Section by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains a web site on the Internet where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge. The address of the site is http://www.sec.gov.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Micro Imaging Technology, Inc. has duly caused this report to be signed by the undersigned thereunto authorized.

Micro Imaging Technology, Inc.

/s/ Michael Brennan

Michael Brennan, President

San Clemente, California

Dated: October 15, 2008